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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest reported event): March 5, 2008




                             IVOICE TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its chapter)


 NEW JERSEY                        333-120490                    20-1862731
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 (State of                        (Commission                 (I.R.S. Employer
organization)                     File Number)               Identification No.)


     750 HIGHWAY 34, MATAWAN, NJ                                     07747
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:           (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 5, 2008, iVoice Technology, Inc. ("iVoice Technology") and iVoice, Inc. ("iVoice") entered into an Amendment (the "Amendment") to the Administrative Services Agreement originally dated August 1, 2004. Pursuant to the terms of the Amendment, effective September 1, 2005, the monthly Service Fee was reduced to $4,220.96 and the past due and future earned, accrued and unpaid Services Fees were converted into a Convertible Promissory Note secured with all of the assets of iVoice Technology.

On March 6, 2008, YA Global Investments, L.P. ("YA Global") and iVoice Technology, Inc. ("iVoice Technology"), in connection with a Secured Convertible Debenture (the "Debenture") held by YA Global, have agreed that on March 14, 2008 ("Redemption Date") the Company shall redeem all amounts outstanding under the Debenture except for One Hundred Eighty-six Thousand and Five Hundred Sixty-six Dollars and Seventy-seven Cents ($186,566.77) of the outstanding interest remaining on the promissory notes that were originally exchanged for the Debenture (the "Promissory Note Interest"). The amount to be redeemed on the Redemption Date shall be Six Hundred and Ninety-one Thousand and Twenty-one Dollars and Twenty-seven Cents ($691,021.27), including: (i) all accrued and unpaid interest on the Debenture through the date hereof, excluding the Promissory Note Interest and (ii) the Redemption Premium and shall be paid by wire transfer of immediately available funds in accordance with the wire instructions attached hereto. The Debenture shall be amended as follows: as of the Redemption Date, the Promissory Note Interest shall be due and payable on March 14, 2009 (the "Maturity Date"), shall accrue interest at the rate of fifteen percent (15%) per year payable at the Maturity Date, and shall be convertible at the option of YA Global, in whole or in part, from time to time, at a conversion price equal to seventy percent (70%) of the lowest closing bid price of the Company's common stock during the thirty (30) trading days immediately preceding the conversion date, as quoted by Bloomberg, LP. YA Global will not make any conversions pursuant to the Debenture prior to November 1, 2008.


SECTION 3 - SECURITIES AND TRADING MARKETS
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

See Item 5.03 herein.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 10, 2008, the Treasurer of the State of New Jersey accepted an Amendment to the Certificate of Incorporation of iVoice Technology, Inc. (the "Amendment"). This
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Amendment revised the Conversion Price of the Series A 10% Secured Convertible
Preferred Stock ("Series A Preferred Stock") to be calculated by dividing the number of shares of Series A Preferred Stock being converted times the Series A Initial Value, as defined in the Certificate of Incorporation and subject to adjustment as set forth in the Certificate of Incorporation, by eighty percent (80%) of the lowest price that the Class A Common Stock has ever been issued at. The Amendment is attached herein as Exhibit 3.1 to Item 9.01 of this Report.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

3.1      Amendment to the Certificate of Incorporation dated March 10, 2008.
10.1 Administrative Services Agreement Amendment No. 1 by and between iVoice Technology, Inc. and iVoice, Inc. dated March 5, 2008.
10.2     Convertible Promissory Note dated March 5, 2008 payable to iVoice, Inc.
10.3 Security Agreement by and between iVoice Technology, Inc. and iVoice, Inc. dated March 5, 2008.
10.4 Amendment to Secured Convertible Debenture held by YA Global Investments, L.P. dated March 6, 2008.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


IVOICE TECHNOLOGY, INC.


Date: March 14, 2008                   By: /s/ Jerome Mahoney
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                                           Jerome Mahoney
                                           President and Chief Executive Officer
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                                INDEX OF EXHIBITS


3.1    Amendment to the Certificate of Incorporation dated March 10, 2008.
10.1 Administrative Services Agreement Amendment No. 1 by and between iVoice Technology, Inc. and iVoice, Inc. dated March 5, 2008.
10.2   Convertible Promissory Note dated March 5, 2008 payable to iVoice, Inc.
10.3 Security Agreement by and between iVoice Technology, Inc. and iVoice, Inc. dated March 5, 2008.
10.4 Amendment to Secured Convertible Debenture held by YA Global Investments, L.P. dated March 6, 2008.